UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2009

IMPERIAL RESOURCES, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	333-152160	83-0512922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Payyappilly House, Thiruthipuram, P.O., Kottapuram Via., 680667 – Ernakulam Dt. Kerala, India	680667
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-91-484-248-6928

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events

On November 3, 2009, Imperial Resources, Inc. (the “Company”) issued a stock dividend to shareholders of record on November 2, 2009 whereby the Company will issue sixty-five (65) shares of its common stock for each share of common stock held by such shareholders.  Shareholders of the Company entitled to the stock dividend will be mailed a stock certificate representing the additional shares without any further action on their part.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL RESOURCES, INC.

Date: November 3, 2009	By:	/s/ James Payyappilly
James Payyappilly Chief Executive Officer, President and Director